CORPORATE PRESENTATION David J. Mazzo, PhD Chief Executive Officer November 2016 | NASDAQ: CLBS

Forward-looking statements advisory This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this presentation are forward-looking statements, including statements regarding our expected financial results, as well as the potential of our product candidates. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the “Risk Factors” described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 15, 2016, and in the Company’s other periodic filings with the SEC, including, without limitation, risks related to: (i) our expected continued losses and negative cash flows; (ii) our anticipated need for substantial additional financing; (iii) the significant costs and management resources required to comply with the requirements of being a public company; (iv) the possibility that a significant market for cell therapy may not emerge; (v) the potential variability in PCT’s revenues; (vi) PCT’s limited manufacturing capacity; (vii) the need to improve manufacturing efficiency at PCT; (viii) the limited marketing staff and budget at PCT; (ix) the logistics associated with the distribution of materials produced by PCT; (x) government regulation; (xi) our intellectual property; (xii) cybersecurity; (xiii) the development, approval and commercialization of our products; (xiv) enrolling patients in and completing, clinical trials; (xv) the variability of autologous cell therapy; (xvi) our access to reagents we use in the clinical development of our cell therapy product candidates; (xvii) the validation and establishment of manufacturing controls; (xviii) the failure to obtain regulatory approvals outside the United States; (xix) our failure to realize benefits relating to “fast track” and “orphan drug” designations; (xx) the failure of our clinical trials to demonstrate the safety and efficacy of our product candidates; (xxi) our current lack of sufficient manufacturing capabilities to produce our product candidates at commercial scale; (xxii) our lack of revenue from product sales; (xxiii) the commercial potential and profitability of our products; (xxiv) our failure to realize benefits from collaborations, strategic alliances or licensing arrangements; (xxv) the novelty and expense of the technology used in our cell therapy business; (xxvi) the possibility that our competitors will develop and market more effective, safer or less expensive products than our product candidates; (xxvii) product liability claims and litigation, including exposure from the use of our products; (xxviii) our potential inability to retain or hire key employees; and (xxix) risks related to our capital stock. Although the Company believes the expectations contained in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, as a result of new information, future events or otherwise, except as required by law. 2

Shareholder Value The Caladrius business model provides: Complementary independent paths to value creation • Growing fundamental PCT business, a leading cell therapy development and manufacturing partner (CDMO) - Strategic global collaboration with Hitachi - Growing revenues (avg. 24%/year growth since 2013) - Projected >30% revenue growth in 2016 to >$30 million - Extensive list of noteworthy client companies • Promising T regulatory cell therapy (CLBS03) in Phase 2 for adolescents with recent-onset type 1 diabetes (T1D) - First FDA Fast Track designation granted for T1D; FDA Orphan designation; EU ATMP classification - Targeting partnerships post-proof of concept capitalizes on value inflection and provides potential PCT client stream 3 Development of select cell therapy candidates Growing cell and cell-based gene therapy CDMO CLBS03

For our own development candidates and those of our clients, Caladrius transforms cells into therapies From Concept to Commercial Product 4

CELL & CELL-BASED GENE THERAPY CDMO Excellence in Action 5

PCT has been: A comprehensive development and manufacturing partner for over 17 years • Expertise in multiple cell therapy types and therapeutic applications, including: - CAR-T, TCR, T-cell, NK cell, dendritic cells and CD34+ products, among others 6 cGMP Infrastructure Manufacturing Development cGMP Manufacturing Technology Transfer Quality Systems GTP Processing Global Logistics & Storage Innovation, Engineering and Automation Process Development & Optimization Analytical Development Regulatory Consulting Process Control

PCT’s deep experience is evidenced by: An extensive client list of renown cell therapy companies • Historically: >100 clients, 20,000 products and 6,000 patients • Critical contribution from PCT to development and/or clinical manufacturing • Several clients expected to be among next wave to reach commercialization 7 *Some clients request that PCT maintain their anonymity Selected Clients* Dedicated capacity contracts with PCT

467 Phase 2 1. Informa/Alliance for Regenerative Medicine. Regenerative medicine clinical trials are as of December 31, 2014 and September 30, 2016. 2. Based on company projections. FDA approvals based on pivotal cell therapy trials and historical rates of P3 success and approval. • Expanding industry-wide pipeline with increasing number of players • Attractive revenue growth for PCT based on clinical contracts alone (2016 projection >30%) • Maturing development programs with commercial products on the near-term horizon • Major revenue growth opportunity for PCT based on transitioning clients to commercial manufacturing contracts 378 Total Regenerative Medicine Clinical Trials1 FDA-Approved Cell Therapies2 11 >20 2016 2020 projected 2014 2016 206 Phase 2 39 Phase 3 801 Total 133 Phase 1 68 Phase 3 266 Phase 1 8 PCT growth driven by: Growing and maturing cell and cell-based gene therapy market

PCT's modern cGMP manufacturing facilities offer flexibility and mitigate risk

- **Allendale, NJ (30,000 ft^2) - owned**
  - 3 US-compliant cleanrooms
  - 5 EU and US-compliant cleanrooms (expansion completion in 1H 2017)
  - Commercial product infrastructure
- **Mountain View, CA (25,000 ft^2) - leased**
  - 7 US-compliant cleanrooms
  - Dedicated clinical manufacturing
- **Both locations feature:**
  - Process development, process and quality control, cryostorage capabilities
  - Convenient proximity to major transportation hubs (EWR, LGA, JFK / SFO, SJC, OAK)



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PCT delivers: A strategic solution that moves well beyond fee-for-service 10 Clinical Manufacturing Process Development Commercial Manufacturing Strategic Manufacturing Assessment Cell therapy product concept Client may enter at any stage

Offering seamless inter-region product transfer and consistent technology, quality and business systems Hitachi purchases equity stake in PCT US operation March 2016: 19.9% of PCT purchased for $19.4 million Allendale, NJ Mountain View, CA PCT/Hitachi joint venture Terms and timing to be determined Hitachi licenses PCT technology and know-how • “Hitachi-PCT”, Asian cell therapy CDMO targeting operations April 2018 • Upfront and near term (2016) license milestone payments of $5.6 million • Downstream service fees/royalties PCT & Hitachi Chemical comprise: A global specialized enterprise with deep engineering expertise 11

$0 $5 $10 $15 $20 $25 $30 $35 PCT revenue in millions $ Select Caladrius financial information • As of September 30, 2016 - Cash: $18.6m - Long-term debt: $5.7m - Common outstanding: 8.1m - Options outstanding: 942k - Warrants outstanding: 362k • September 2016 $25m Equity Financing - Common stock “at-market” pricing/no warrants - $10.6m received (2.2m shares issued) in September - $6m targeted to be received (1.3m shares to be issued) in 4Q 2016 - $8.4m triggered (1.8m shares to be issued) upon 70th patient enrolled in CLBS03 trial 2014 (Actual) 2015 (Actual) 2016 (Actual first 9 months, Guidance in italics) $22.5m ↑25% $17.9m 12 $30m+ ↑30% (Full Year) $25.1m (Actual 9 Month Revenues)

IMMUNE MODULATION CLBS03 Autologous ex-vivo expanded polyclonal T regulatory cells for type 1 diabetes 13

CLBS03 is based on: A unique and promising cell therapy platform for autoimmune diseases • T cell technology from University of California at San Francisco (Jeffrey Bluestone, et al) • Exclusive rights to an international portfolio of issued and pending patents • Polyclonal T regulatory cell platform technology potentially applicable across multiple autoimmune, alloimmune and allergic diseases • PCT-developed and optimized manufacturing process • On-going Phase 2 clinical study in T1D • Strategic collaboration with Sanford Research • International regulatory recognition - FDA Fast Track designation – First time granted to a T1D program - FDA Orphan designation - EU ATMP (Advanced Therapeutic Medicinal Product) classification 14

T Regulatory Cell (Tregs) therapy offers:

An attractive medical and commercial opportunity for T1D

- **Each year >18,000 newly diagnosed patients under 20 years of age in US[1]; 3% CAGR worldwide[2]**
- **No curative treatments, only lifelong insulin therapy (often with serious co-morbidities)**
- **Deficiency in number or function of Tregs vs. T effector cells manifests as autoimmune disease**
- **Preserving remaining beta cell function in recent onset patients is expected to slow/stop disease progression and lead to long-term medical and pharmaco-economic benefits**



T regulatory cells
T effector cells
Natural polyclonal T regulatory cells
1 Normal immune system:
immune balance
2 Autoimmunity:
immune imbalance
3 Infusion of Tregs:
balance restored

1. SEARCH for National Diabetes Statistic Report, 2014 2. Maahs DM, et al. *Endocrinol Metab Clin North Am.* 2010

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Simple, cost-effective, proprietary Manufacturing process is scalable and commercially viable • Simple and efficient clinical manufacturing process: - Less intrusive cell collection process than other approaches (whole blood vs. apheresis or bone marrow aspiration) - cGMP process developed by PCT improving upon Phase 1 process - Extremely high Phase 2 manufacturing success rate to date 1 Blood draw from patient 3 Infusion of Treg therapy to same patient Collection Processing Infusion 2 Treg isolation, activation & expansion 16

US Study1 EU Study2 Dose 4-dose escalation cohorts (0.05 x 108 to 26 x 108 cells) 1 dose (10 or 20 million cells/kg) or 2 doses (30 million cells/kg) Patients 14 adult patients with established T1D 22 patients aged 5-18 with T1D Results • Demonstrated safety/tolerance • Established manufacturing feasibility • Implied durability of effect - Infused Tregs were stable and detected in peripheral circulation for 1 year At 12 months: • 6 treated patients achieved remission3 • 2 treated patients achieved insulin independence Published Phase I studies demonstrated Treg cell therapy to be: Well tolerated1,2, durable1 and preserving of beta cell function in children2 1. Bluestone, et al. Science Translational Medicine 2015 2. Marek-Trzonkowska, N et al. Clinical Immunology 2014 3. Remission Definition: Daily dose of insulin ≤ 0.5 UI/kg body weight & fasting c-peptide > 0.5 ng/ml at 12 months after recruitment 0 0.2 0.4 0.6 0.8 1 1.2 M e a n C -p e p ti d e (n g /m l) Fasting C-peptide levels stabilized One Year Control, n=10 Treatment, n=12 Day 0 Month 4 17

Rigorous Design • Double-blind, placebo-controlled, randomized (1:1:1) trial • Adolescent patients ages 12 to <18 with recent-onset T1D Standard Endpoints • Preservation of C-peptide level, insulin use, severe hypoglycemic episodes, glucose and hemoglobin A1c levels Study Size • 111 patients enrolled across ~12 study sites in the USA Power • 80% power to detect a 0.2 pmol/mL difference in AUC mean C-peptide between active and placebo Study Execution • Strategic collaboration with Sanford Research providing operational resources and capital Treatment • Single dose of CLBS03 (dose cohorts of 2.5 or 20 million cells/kg) or placebo infusion (control) Analyses • First 19 subjects DSMB safety evaluation 1 month post treatment – Completed; study continued • Interim analysis of early therapeutic effect after 6 month follow-up of ~50% of subjects – ~year-end 2017 • Efficacy results after all patients complete 12-month follow-up – late 2018/early 2019 T-Rex Study: Phase 2 trial in adolescents with T1D initiated in March 2016 NCT02691247 at www.clinicaltrials.gov for more details 18

Polyclonal T regulatory cell therapy has: Potential application across multiple autoimmune, alloimmune and allergic diseases 19 Multibillion-dollar lifecycle opportunity over these and other indications Steroid-resistant asthma Multiple sclerosis (MS) Chronic obstructive pulmonary disease (COPD) Inflammatory bowel disease Graft vs. Host disease Rheumatoid arthritis Lupus

ADDITONAL PARTNERING OPPORTUNITIES Ischemic repair & Immuno-oncology 20

CD34 cell technology for ischemic repair with: Opportunity for route to conditional approval in Japan • CD34 cells shown to induce the development of new blood vessels, preventing tissue death by improving blood flow • Encouraging Phase 2 data applicable to multiple indications • Out-licensed for chronic heart failure/AMI in specific ex-US territories • Multiple pending grant opportunities in cardiovascular clinical indications • Significant unmet need in critical limb ischemia (CLI) and chronic heart failure 21 CD34/CXCR4 from peripheral blood CD34 cell therapy promoting angiogenesis CD34/CXCR4 • Japanese development for CLI - Program designed to leverage new Japanese regulatory path to early conditional approval - Phase 2 protocol and CMC strategy completed in consultation with Japanese PMDA o 35-patient, open label, prospective, randomized, controlled multicenter study in patients with no-option CLI o Advantageous primary endpoint of time to continuous CLI free status

Tumor cell/dendritic cell technology for immuno-oncology

- Uniquely targets cancer-initiating cells
- Phase 2 data applicable to multiple indications
- Promising Phase 2 melanoma therapeutic effect results with no major safety issues
- CLBS technology may open entirely new paths to multiple-antigen recognition - Checkpoint inhibitors reduce impediments to an existing path
- Out-licensed for ovarian cancer indication
- Licensing opportunities available worldwide



Tumor cell
Cancer initiating cell
Secondary tumor in distant organs
Micrometastasis
Primary tumor
Blood

R.O. Dillman, et al. *Cancer Biother Radiopharm* 2009
R.O. Dillman, et al. *Journal Immunotherapy* 2012

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Experienced executive team with broad domain-specific expertise David J. Mazzo, PhD Chief Executive Officer 30+ years of experience in all aspects of large and emerging global biotech, biopharma company operations, successful international drug development Robert A. Preti, PhD Senior VP and Chief Technology Officer; President of PCT Leading authority on cell-based therapy engineering; unique development and commercialization experience; 30+ years of experience Douglas W. Losordo, MD Senior VP and Chief Medical Officer Leader in cell therapy research and development; renowned clinician with noteworthy academic and industry credentials; 25+ years of experience Joseph Talamo, CPA, MBA Senior VP and Chief Financial Officer Versatile finance executive with leadership experience in publicly traded development and commercial-stage companies; 20+ years of experience Todd Girolamo, JD, MBA Senior VP, General Counsel and Corporate Secretary Seasoned attorney with 25+ years of legal, finance and biotechnology industry experience 23

Goal Progress in 2016 Grow and expand the PCT business on all fronts • On track to 30% annual revenue growth and annual revenue >$30 million ($15.8m revenue in 1H 2016) • Initiated global collaboration and license agreement with Hitachi Chemical • Began 5-year agreement with Adaptimmune for late-stage clinical supply Advance CLBS03 • Initiated Phase 2 T-Rex trial in T1D 1Q 2016 • Completed enrollment of first cohort of 18 patients in 3Q 2016 Execute with financial discipline • Reduced R&D and SG&A (>35%) expenses significantly from 2015 levels Monetize non-core assets • Out-licensed certain cardiovascular, oncology and dermatology product candidates Caladrius established a: Track record of achievement based on execution of the 2016 strategic plan 24

Caladrius offers multiple near-term value creating milestones and opportunities

PCT	• 2016 Operating Results vs. Guidance (projected >30% revenue growth to >$30m)	End of 2016
	• PCT Allendale, NJ expansion completion: 60% capacity increase with US and EU qualified clean rooms	Mid-2017
	• Conversion of at least one clinical client to commercial contract: Possible major additional inflection in PCT revenues	Mid-2017 to 2018
CLBS03	• DSMB safety assessment on 1st patient cohort	*Completed Oct. 2016*
	• Initiation of enrollment of 2nd patient cohort	*Completed Oct. 2016*
	• 50% of patients treated: starts clock to 6-mos. follow-up interim analysis	Mid-2017
	• 70th patient enrolled: triggers $8.4 million capital infusion	Mid-2017
	• Interim analysis assessing early therapeutic effect: 6 months post treatment of 50% patients	Late 2017/Early 2018
Other Technologies	• Multiple grant funding opportunities: CD34 program, multiple clinical indications	End of 2016 & 1st half 2017
	• Licensing opportunities for CLI in Japan and immuno-oncology in China: CLI program eligible for early conditional approval	2017

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NASDAQ: CLBS Investor Relations Contact LHA Investor Relations Anne Marie Fields, Senior Vice President Phone: 212.838.3777 Email: afields@lhai.com Web: www.caladrius.com 26